SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12

                         Firetector Inc. (File No. 0-17580)
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules
14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                 Firetector Inc.
                                262 Duffy Avenue
                           Hicksville, New York 11801



Dear Stockholder:

                  You are cordially invited to attend the Annual Meeting of the Stockholders of Firetector Inc., a Delaware corporation ("Firetector") to be held at the offices of Dolgenos Newman & Cronin LLP, 96 Spring Street, 8th Floor, New York, New York 10012, on March 26, 1998 at 11:00 a.m.

                  At the meeting you will be asked to consider and vote upon (1) the election of five (5) Directors to Firetector's Board of Directors; (2) appointment of Moore Stephens, P.C. as Firetector's Auditors for the fiscal year ending September 30, 1998; and (3) any other business that properly comes before the meeting or any adjournments or postponements thereof.

                  Your vote is important. We urge you to complete, sign, date and return the enclosed proxy card promptly in the accompanying prepaid envelope. You may, of course, attend the Meeting and vote in person, even if you have previously returned your proxy card.

                                Sincerely yours,



                                 Joseph Vitale,
                                President and Chief
                                Operating Officer

                                 Firetector Inc.
                                262 Duffy Avenue
                           Hicksville, New York 11801

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held on March 26, 1998


To the Stockholders of
  Firetector Inc.

                  Notice is hereby given that the Annual Meeting of Stockholders of Firetector Inc., a Delaware corporation ("Firetector") will be held at 11:00 a.m., local time, on March 26, 1998 at the offices of Dolgenos Newman & Cronin LLP, 96 Spring Street, 8th Floor, New York, New York, for the following purposes:

                  (1) To consider and vote upon the election of the Board of Directors consisting of five (5) persons to serve until the next annual meeting of the stockholders;

                  (2) To consider and vote upon a proposal to ratify the selection of Moore Stephens, P.C. as Firetector's independent auditors for the fiscal year ending September 30, 1998;

                  (3) To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

                  Only record holders of Common Stock at the close of business on January 28, 1998 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

                  To ensure that your vote will be counted, please complete, sign, date and return the Proxy in the enclosed prepaid envelope whether or not you plan to attend the Annual Meeting. You may revoke your proxy by notifying the secretary of the company in writing at any time before it has been voted at the Annual Meeting.


                                          By Order of the Board of Directors


                                          Dennis P. McConnell
                                          Secretary, Firetector Inc.
January 28, 1998
Hicksville, New York


                  YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY WHETHER OR NOT YOU PLAN
TO BE PRESENT AT THE ANNUAL MEETING.

                                 FIRETECTOR INC.



                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 26, 1998


         THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRETECTOR INC.

         If properly signed and returned and not revoked, the proxy will be voted in accordance with the instructions it contains. The persons named in the accompanying proxy will vote the proxy for the Board of Director's slate of directors and for the other matters listed on the proxy as recommended by the Board of Directors unless contrary instructions are given. At any time before it is voted, each proxy granted may be revoked by the stockholder by a later dated proxy, by written revocation addressed to the Secretary of Firetector Inc. at the address below or by voting by ballot at the Annual Meeting.

         The Company's principal executive offices are located at 262 Duffy Avenue, Hicksville, New York 11801. This proxy statement and the accompanying proxy are being sent to stockholders on or about January 28, 1998. ANY PROXY MAY BE REVOKED IN PERSON AT THE ANNUAL MEETING, BY SUBMITTING A PROXY DATED LATER THAN THE PROXY TO BE REVOKED OR BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING AT ANY TIME PRIOR TO THE TIME THE PROXY IS VOTED.

                                VOTING SECURITIES

         The Board has fixed the close of business on January 28, 1998 as the record date (the "Record Date") for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding 3,523,827 shares of Common Stock. The Common Stock is entitled to vote on the election of members of the Board of Directors, ratification of the appointment of independent auditors and other business as may properly come before the meeting or any adjournment thereof. The holders of a majority of the Common Stock constitute a quorum for those portions of the Annual Meeting where action is required of holders of Common Stock.

                         ACTION TO BE TAKEN UNDER PROXY

         All proxies for holders of Common Stock in the accompanying form that are properly executed and returned will be voted at the Annual Meeting and any adjournments thereof in accordance with any specifications thereon or, if no specifications are made, will be voted for the election of the five nominees described herein and for ratification of the appointment of independent auditors.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Five (5) directors will be elected to hold office duly until the next Annual Meeting of Stockholders and until their successors have been elected and duly qualified. The persons named on the accompanying proxy will vote all shares for which they have received proxies for the election of the nominees named below unless contrary instructions are given. In the event that any nominee should become unavailable, shares will be voted for a substitute nominee unless the number of directors constituting a full board is reduced. Directors are elected by plurality vote.

         There were five meetings of the Board of Directors of the Company (actions were taken by unanimous consent) during the fiscal year ended September 30, 1997. All directors attended 75% or more meetings of the Board of Directors. Directors are not compensated for their service.

                                    NOMINEES

                  The name, age and position with the Company of each nominee for director of the Company is listed below, followed by summaries of the background and principal occupations.

                                                           DATE SERVICE
    NAME            AGE             OFFICE                 COMMENCED

Daniel S. Tamkin     38             Chairman, Chief        October 1990
                                    Executive Officer,
                                    General Counsel and
                                    Director

Joseph Vitale        51             President, Chief       May 1994
                                    Operating Officer
                                    and Director

John A. Poserina     57             Treasurer, Vice        January 1997
                                    President, Chief
                                    Financial Officer,
                                    and Director

Dennis P. McConnell  44             Secretary and          January 1997
                                    Director

Henry Schnurbach     45             Director               October 1988




     The Company's Bylaws allow the Board to fix the number of Board members between one and seven. The number has been fixed, at present, at five, but the Board can increase the number to seven at anytime without stockholder approval.

Information Concerning Current Directors and Nominees for Director

     Mr. Tamkin has a J.D. degree from New York University School of Law and an A.B. degree from Columbia University. Mr. Tamkin has been Chief Executive Officer since March 15, 1996, prior to which Mr. Tamkin was Vice President and General Counsel of the Company from October 1990. Also since October 1990, Mr. Tamkin has been a Vice President of Mirtronics and Executive Vice President of Forum Financial Corporation, a Toronto based merchant banking organization controlled by a Director of Mirtronics. Since November 1992, Mr. Tamkin has been a director of Unicap Commercial Corporation, an Ontario corporation which is registered under the Securities Exchange Act of 1934 (the "Exchange Act"). Mr. Tamkin was associated with Varet & Fink P.C. from 1986 to October 1990 and from October 1990 to January, 1993 was Counsel to that firm. Mr. Tamkin is presently Counsel to Dolgenos Newman & Cronin LLP, counsel to the Company.

     Mr. Vitale has been active in the fire/communications industry with Casey since 1982. Mr. Vitale has been President of the Company since March 15, 1996. Mr. Vitale has been President of Casey since 1993 and has held the positions of Director of Engineering, Vice President - Engineering and Executive Vice President. Mr. Vitale holds a Bachelor of Science degree in Engineering from C.W. Post College and a Master of Science degree in Electrical Engineering from New York University.

     Mr. Poserina joined the Company as Treasurer, Vice President, Chief Financial Officer and Director as of January 1, 1997. From December 1995 until he joined the Company, Mr. Poserina was an independent financial consultant. Also, from July 1996 to September 1996, Mr. Poserina was Chief Financial Officer of Happiness Express Inc. Mr. Poserina was Chief Financial Officer of Dorne and Margolin Inc. from November 1994 to December 1995. Prior to that, Mr. Poserina spent 15 years as Vice President, Treasurer and Chief Financial Officer of Chryon Corporation, a NYSE listed company registered under the Exchange Act. Mr. Poserina holds a Bachelor of Science in accounting from the University of Rhode Island and is a Certified Public Accountant.

     Mr. McConnell is a partner in the firm of Dolgenos Newman & Cronin LLP, counsel to the Company. Prior to being associated with Dolgenos Newman & Cronin, he was associated with Varet & Fink P.C. from 1989 to March 1993. Mr. McConnell holds a J.D. degree from New York Law School.

     Mr. Schnurbach has a Bachelor of Commerce degree from Sir George Williams University and is a Certified Management Accountant in Ontario. Since October 1991, Mr. Schnurbach has been Chief Executive Officer of Cantar/Polyair Corporation ("CPC"). Since February 1996, Mr. Schnurbach has also served as President of Polyair Inter Pack Inc., an Ontario corporation traded on the Toronto Stock Exchange, and the holding company of CPC.

     There are no family relationships between any Director or Executive Officer of Firetector and any other Director or Executive Officer of Firetector.

     Directors hold office for a period of one year from the Annual Meeting of Stockholders at which they are elected or until their successors are duly elected and qualified. Officers are appointed by the Board of Directors and hold office at the will of the Board. There is no nominating, auditing or compensation committee of the Board of Directors nor is there any committee performing similar functions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During the fiscal year ended September 30, 1997, Joseph Vitale, an Officer and Director of the Company, failed to file with the Securities and Exchange Commission on a timely basis one required report relating to one transaction involving Common Stock owned by him. During the fiscal year ended September 30, 1997, Daniel S. Tamkin, an Officer and Director of the Company, failed to file with the Securities and Exchange Commission on a timely basis one required report relating to one transaction involving Common Stock owned by him. During the fiscal year ended September 30, 1997, John A. Poserina, an Officer and Director of the Company, failed to file with the Securities and Exchange Commission on a timely basis one required report relating to one transaction involving Common Stock owned by him. During the fiscal year ended September 30, 1997, Dennis P. McConnell, an Officer and Director of the Company, failed to file with the Securities and Exchange Commission on a timely basis one required report relating to one transaction involving Common Stock owned by him. During the fiscal year ended September 30, 1997, Henbry Schnurbach, a Director of the Company, failed to file with the Securities and Exchange Commission on a timely basis one required report relating to one transaction involving Common Stock owned by him. In making these statements, the Company has relied on the written representations of its directors, officers and 10% holders and copies of the reports that they have filed with the Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's outstanding Common Stock at January 21, 1998 of (i) each beneficial owner of more than five percent of the Common Stock, (ii) each of the Company's Directors, and (iii) all Officers and Directors of the Company as a group.

          Common Stock Beneficially Owned At January 21, 1998

                                     Number of Shares     Percent of Shares
                                     --------------------------------------
Mirtronics Inc.(1)                        4,369,250              61.7%
First Corporate Capital Inc.(2)             500,000              12.4%
Daniel S. Tamkin (3)                        368,200               9.5%
Joseph Vitale (4, 5)                         36,375                nil
Henry Schnurbach (2, 5)                      11,000                nil
John A. Poserina (4, 5)                      27,500                nil
Dennis P. McConnell (5, 6)                    5,000                nil
All Executive Officers and
Directors as a Group (5 Persons)            448,075              11.6%
----------
     (1) Includes 3,528,000 shares of Common Stock issuable upon conversion of preferred stock, exercise of presently exercisable options held by Mirtronics and conversion of debt owed to Mirtronics and convertible into shares of Common Stock. See ITEM 12, "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS". Address is 106 Avenue Road, Toronto, Ontario.

     (2) Includes 400,000 shares of Common Stock issuable upon exercise of presently exercisable options. Address is 106 Avenue Road, Toronto, Ontario.

     (3) Includes 308,200 shares of Common Stock issuable upon exercise of presently exercisable options. Of these options, 17,500 were granted by the Company and 290,700 were acquired from Mirtronics. Address is 106 Avenue Road, Toronto, Ontario.

     (4) Address is 262 Duffy Avenue, Hicksville, NY.

     (5) Issuable upon exercise of presently exercisable options.

     (6) Address is 96 Spring Street, New York, NY.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As at September 30, 1997 Firetector and its affiliates were indebted to Mirtronics and its subsidiaries for materials, loans and miscellaneous advances in the amount of $168,000. In addition, the Company is indebted to First
Corporate Equity Ltd., an affiliate of a Director of Mirtronics, in the aggregate amount of $140,700. Firetector and Casey also have granted Mirtronics a pledge of all assets to secure any indebtedness which may, from time to time, be owing by Firetector or Casey or any subsidiaries to Mirtronics or its subsidiaries. The Company had a receivable from Mirtronics and its subsidiaries in the amount of $493,000 and $413,000 at September 30, 1997 and 1996, respectively.

     In consideration of collateral support for the Company's Credit Facility and various loans over several years, the Company granted to Mirtronics options to purchase the Company's Common Stock. Mirtronics has the right to acquire up to an aggregate of 1,840,000 shares of common stock at an exercise price of $.30 per share, a portion of which are held for the benefit of the Company's Chairman. These options expire on December 31, 1998.

     In March 1995 the Company entered into a Debt/Equity Agreement with Mirtronics, whereby Mirtronics will have the right until December 31, 1999, to convert all or part of the Company's debt to Mirtronics into shares of Class A, Series 1 Preferred Stock, at the conversion price of $1.00 per share, or one share of Preferred Stock for each dollar of debt converted. The Preferred Stock may be converted into Common Stock at the rate of two Common shares for one share of Preferred.

     In March 1995, Mirtronics converted $425,000 of debt into 425,000 shares of Class A, Series 1 Preferred Stock and in May 1995, Mirtronics converted an additional $250,000 of debt into 250,000 shares of Class A, Series 1 Preferred Stock.

     During 1994 and 1995, Gentera Capital Corporation, an Ontario corporation ("GCC" formerly known as First Corporate Capital Inc.) provided the Company's bank under a Credit Facility with an income guaranty in consideration of which Firetector has granted to GCC options to purchase 500,000 shares of Firetector Common Stock at $.30 per share through December 31, 1999. In July 1996, GCC exercised 100,000 of these options at $.30 per share. Mark Litwin, the President and a Director of Mirtronics is also President and a Director of GCC.

     In 1985, Casey entered into a royalty agreement with Joseph Vitale, prior to his becoming the President and Chief Operating Officer of the Company. The agreement pays Mr. Vitale a royalty on certain systems marketed and serviced by Casey. In fiscal year ended September 30, 1997, Casey paid $69,489 pursuant to the terms of the agreement.

     As discussed in Notes to Consolidated Financial Statements, "Note 2. Transactions With Related Parties", as of January 1, 1997, pursuant to the terms of an employment agreement between the Company and Richard H. Axelsen, a former Director of the Company, Firetector repurchased 25,312 shares of its Common Stock from Mr. Axelsen.

     Management believes each of the foregoing transactions was entered into on terms at least as favorable as could be obtained from unrelated parties negotiating at arms-length.


                                   MANAGEMENT

   The following table sets forth certain information with respect to the Executive Officers of the Company:

                                                                  DATE SERVICE
    NAME                      AGE             OFFICE               COMMENCED

Daniel S. Tamkin       38        Chairman, Chief             October 1990
                                 Executive Officer,
                                 General Counsel and
                                 Director

Joseph Vitale          51        President, Chief             May 1994
                                 Operating Officer
                                 and Director

Henry Schnurbach       45        Director                     October 1988


John A. Poserina       57        Treasurer, Vice              January 1997
                                 President, Chief
                                 Financial Officer,
                                 and Director

Dennis P. McConnell    44        Secretary and                January 1997
                                 Director

Richard H. Axelsen     62        Director                 Oct. 1988 - Ja. 1998

Marc Palker            45        Chief Financial          Oct. 1988 - Dec. 1996
                                 Officer, Vice
                                 President and Secretary

     Mr.  Tamkin   biographical   information  is  included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.

     Mr.  Vitale   biographical   information  is  included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.

     Mr.  Poserina  biographical  information  is  included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.

     Mr.  Schnurbach  biographical  information is included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.

     Mr.  McConnell  biographical  information  is included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.



                             EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to compensation paid or accrued by the Company for services rendered to it for each of the three fiscal years ended September 30, 1997, as to Daniel S. Tamkin, the Company's present Chief Executive Officer and Joseph Vitale, the Company's President and Chief Operating Officer; none of the Company's other Executive Officers had aggregate remuneration in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                              LONG
                    ANNUAL COMPENSATION                 TERM COMPENSATION
                                                                   All Other
Year      Salary ($)       Bonus($)     Other($)      Option/SAR Compensation
- -----------------------------------------------------------------------------
Daniel S. Tamkin
1997      $65,000            --          6,300           (1)          --
1996      $69,000            --           --                          --
1995      $65,000            --           --             --           --

Joseph Vitale
1997      $90,000          15,000        6,000           (2)          --


------

(1) Options to purchase 5,000 shares of Common Stock, at a price of $1.00 per share, were issued to Mr. Tamkin in August, 1997.

(2) Options to purchase 12,500 shares of Common Stock, at a price of $1.00 per share, were issued to Mr. Vitale in August, 1997, and options to purchase 11,375 shares of Common Stock, at a price of $1.25 per share, were issued to him in 1996.

-----------

     In December 1995, the Board of Directors voted to institute a 401(k) plan for nonunion employees to be effective January 1, 1996. The plan includes a profit sharing provision at the discretion of the Board of Directors. During 1997, the Board of Directors approved a payment totaling $22,500 for participants of the non-union and union 401(k) plans.

     Directors do not receive any compensation for their service. Out-of-pocket expenses for travel, meals and miscellaneous expenses incurred in the course of the Director's activities on behalf of the Company are reimbursed at cost.

     The Company adopted its 1997 Non-Qualified Stock Option Plan (the "Plan") and has reserved an aggregate of up to 10% of its issued and outstanding Common Shares, from time to time, for issuance under the Plan to employees and officers of the Company and its subsidiaries. The Plan is administered by the Company's Board of Directors, which determines the officers and employees to whom options ("Options") are to be granted, the number of shares that may be purchased at the Option price, which may not be less than 100% of the fair market value of a Common Share at the time the Option is granted. Each Option granted under the Plan is evidenced by a written Option Agreement. All Options granted under the Plan expire five years from the date of issuance, or with respect to any optionee, 90 days after termination of employment (with certain exceptions in the case of death or permanent disability of the optionee) or if an optionee is terminated for cause, upon termination. Directors may grant options to eligible employees at exercise prices not less than 100% of the fair market value of the common shares at the time the option is granted. The Plan provides for anti-dilution protection for optionees in the case of recapitalizations, stock splits or combinations, and stock distributions. The standard form of Option Agreement (which may be altered) provides for piggy-back registration of Common Shares issued upon exercise of Options issued under the Plan. All Options issued under the Plan are non-transferable (except to an executor or administrator of an optionee's estate for a limited period) and all Common Shares issuable upon exercise of Options are restricted securities and may only be sold pursuant to a registration statement under the Act, or an available exemption from the registration requirements of the Act.

     The Company currently has issued and outstanding options to purchase 218,875 shares of its Common Stock, at various exercise prices ranging between $1.00 and $1.25 per share, to certain of its officers, Directors and employees. See Item 12, "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

     Daniel S. Tamkin, Chairman, Chief Executive Officer and General Counsel of Firetector, is also an officer of a company controlled by a Director of Mirtronics, Firetector's largest stockholder. Mr. Schnurbach, a Director of the Company, is a Director of Mirtronics.



                                 PROPOSAL NO. 2
                      RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors of Firetector selected Moore Stephens, P.C. as auditors for the fiscal year ending September 30, 1998, subject to stockholder approval by ratification. Moore Stephens has been since October 1996, the independent auditors for Firetector. A representative of Moore Stephens is expected to be present at the Annual Meeting, at which time he or she will be afforded an opportunity to make a statement, and will be available to respond to questions.

     The Board of Directors of Firetector may, in its discretion, direct appointment of new independent auditors at any time during the fiscal year if the Board believes such change would be in the best interests of Firetector and its stockholders. No such change is anticipated.

     The Board of Directors of Firetector recommends a vote FOR the ratification of Moore Stephens for the fiscal year ending September 30, 1998.


                                 OTHER BUSINESS

     The proxy confers discretionary authority on the proxies with respect to any other business which may come before the Annual Meeting. The Board of Directors of Firetector knows of no other matters to be presented at the Annual Meeting. The persons named in the proxy will vote the shares for which they hold proxies according to their best judgment if any matters not included in this Proxy properly come before the meeting, unless the contrary is indicated.



                              STOCKHOLDER PROPOSALS

     Any stockholder proposal to be included in the proxy statement and form of proxy relating to the 1999 Annual Meeting of Firetector Stockholders must be received by the close of business on November 18, 1998 and must comply in all other respects with the rules and regulations of the Securities and Exchange Commission. Proposals should be addressed to: Corporate Secretary, Firetector Inc., 262 Duffy Avenue, Hicksville, New York 11801.



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